Managed High Yield Plus Fund Inc.

For period ending	November 30, 2013	Exhibit 77O
File number	811-8765

Form 10f-3
Rule 144A Securities
FUND:	Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser:	UBS Global Asset Management (Americas) Inc.
1.	Issuer:	Intelsat Jackson Hldg 5.5% due 08/01/2023
2.	Date of Purchased:	05/21/2013	3.	Date of offering commenced:	05/21/2013
4.	Underwriter(s) from whom purchased:	CS First Boston
5.	“Affiliated Underwriter” managing or participating in syndicate:	UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:	$4,000,000.00 (firmwide)
7.	Aggregate principal amount or total number of shares of offering:	$2,000,000,000.00
8.	Purchase price (net of fees and expenses):	$100.00
9.	Initial public offering price:	$100.00
10.	Commission, spread or profit:	0.98%
11.	Have the following conditions been satisfied?	YES	NO
a.	The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.	X

b.	The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).	X

c.	The securities are reasonable believed to be eligible for resale to other QIBs.	X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.	The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.	X

f.	The underwriting was a firm commitment underwriting.	X

g.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X

h.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.	No Affiliated Underwriter benefited directly or indirectly from the purchase.	X
Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/John Hwang	Date:	05/23/2013
Print Name:	John Hwang

Managed High Yield Plus Fund Inc.

For period ending	November 30, 2013	Exhibit 77O
File number	811-8765

Form 10f-3
Rule 144A Securities
FUND:	Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser:	UBS Global Asset Management (Americas) Inc.
1.	Issuer:	Ineos Group Holdings 6 1/8% due 08/15/2018
2.	Date of Purchased:	05/02/2013	3.	Date of offering commenced:	05/02/2013
4.	Underwriter(s) from whom purchased:	Citigroup Global Markets
5.	“Affiliated Underwriter” managing or participating in syndicate:	UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:	$4,000,000.00 (firmwide)
7.	Aggregate principal amount or total number of shares of offering:	$678,000,000.00
8.	Purchase price (net of fees and expenses):	$100.00
9.	Initial public offering price:	$100.00
10.	Commission, spread or profit:	0.05%
11.	Have the following conditions been satisfied?	YES	NO
a.	The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.	X

b.	The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).	X

c.	The securities are reasonable believed to be eligible for resale to other QIBs.	X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.	The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.	X

f.	The underwriting was a firm commitment underwriting.	X

g.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X

h.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.	No Affiliated Underwriter benefited directly or indirectly from the purchase.	X
Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/John Hwang	Date:	05/3/2013
Print Name:	John Hwang

Managed High Yield Plus Fund Inc.

For period ending	November 30, 2013	Exhibit 77O
File number	811-8765

Form 10f-3
Rule 144A Securities
FUND:	Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser:	UBS Global Asset Management (Americas) Inc.
1.	Issuer:	Legacy Reserves Fin Corp 6.625% due 12/01/2021
2.	Date of Purchased:	05/22/2013	3.	Date of offering commenced:	05/22/2013
4.	Underwriter(s) from whom purchased:	Wells Fargo Securities
5.	“Affiliated Underwriter” managing or participating in syndicate:	UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:	$2,952,150.00 (firmwide)
7.	Aggregate principal amount or total number of shares of offering:	$246,012,500
8.	Purchase price (net of fees and expenses):	$98.405
9.	Initial public offering price:	$98.405
10.	Commission, spread or profit:	1.9%
11.	Have the following conditions been satisfied?	YES	NO
a.	The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.	X

b.	The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).	X

c.	The securities are reasonable believed to be eligible for resale to other QIBs.	X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.	The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.	X

f.	The underwriting was a firm commitment underwriting.	X

g.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X

h.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.	No Affiliated Underwriter benefited directly or indirectly from the purchase.	X
Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/John Hwang	Date:	06/11/2013
Print Name:	John Hwang

Managed High Yield Plus Fund Inc.

For period ending	November 30, 2013	Exhibit 77O
File number	811-8765

Form 10f-3
Rule 144A Securities
FUND:	Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser:	UBS Global Asset Management (Americas) Inc.
1.	Issuer:	Regency Energy Partners 4.5% due 11/01/2023
2.	Date of Purchased:	04/24/2013	3.	Date of offering commenced:	04/24/2033
4.	Underwriter(s) from whom purchased:	JP Morgan Securities
5.	“Affiliated Underwriter” managing or participating in syndicate:	UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:	$5,000,000.00 (firmwide)
7.	Aggregate principal amount or total number of shares of offering:	$600,000,000.00
8.	Purchase price (net of fees and expenses):	$100.00
9.	Initial public offering price:	$100.00
10.	Commission, spread or profit:	15%
11.	Have the following conditions been satisfied?	YES	NO
a.	The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.	X

b.	The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).	X

c.	The securities are reasonable believed to be eligible for resale to other QIBs.	X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.	The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.	X

f.	The underwriting was a firm commitment underwriting.	X

g.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X

h.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.	No Affiliated Underwriter benefited directly or indirectly from the purchase.	X
Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/John Hwang	Date:	4/25/2013
Print Name:	John Hwang

Managed High Yield Plus Fund Inc.

For period ending	November 30, 2013	Exhibit 77O
File number	811-8765

Form 10f-3
Rule 144A Securities
FUND:	Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser:	UBS Global Asset Management (Americas) Inc.
1.	Issuer:	Wind Acquisition Finance SA 6.5% due 04/30/2020
2.	Date of Purchased:	04/19/2013	3.	Date of offering commenced:	04/19/2013
4.	Underwriter(s) from whom purchased:	BNP Paribas
5.	“Affiliated Underwriter” managing or participating in syndicate:	UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:	$4,000,000.00 (firmwide)
7.	Aggregate principal amount or total number of shares of offering:	$550,000,000.00
8.	Purchase price (net of fees and expenses):	$100.00
9.	Initial public offering price:	$100.00
10.	Commission, spread or profit:	1%
11.	Have the following conditions been satisfied?	YES	NO
a.	The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.	X

b.	The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).	X

c.	The securities are reasonable believed to be eligible for resale to other QIBs.	X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.	The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.	X

f.	The underwriting was a firm commitment underwriting.	X

g.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X

h.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.	No Affiliated Underwriter benefited directly or indirectly from the purchase.	X
Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/John Hwang	Date:	4/22/2013
Print Name:	John Hwang

Managed High Yield Plus Fund Inc.

For period ending	November 30, 2013	Exhibit 77O
File number	811-8765

Form 10f-3
Rule 144A Securities
FUND:	Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser:	UBS Global Asset Management (Americas) Inc.
1.	Issuer:	Continental Resources Inc. 4.5% due 04/15/2023
2.	Date of Purchased:	04/02/2013	3.	Date of offering commenced:	04/02/2013
4.	Underwriter(s) from whom purchased:	Bank of America Securities
5.	“Affiliated Underwriter” managing or participating in syndicate:	UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:	$13,000,000 (firmwide)
7.	Aggregate principal amount or total number of shares of offering:	$1,500,000.00
8.	Purchase price (net of fees and expenses):	$100.00
9.	Initial public offering price:	$100.00
10.	Commission, spread or profit:	1.395%
11.	Have the following conditions been satisfied?	YES	NO
a.	The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.	X

b.	The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).	X

c.	The securities are reasonable believed to be eligible for resale to other QIBs.	X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.	The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.	X

f.	The underwriting was a firm commitment underwriting.	X

g.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X

h.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.	No Affiliated Underwriter benefited directly or indirectly from the purchase.	X
Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/John Hwang	Date:	4/8/2013
Print Name:	John Hwang

Managed High Yield Plus Fund Inc.

For period ending	November 30, 2013	Exhibit 77O
File number	811-8765

Form 10f-3
Rule 144A Securities
FUND:	Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser:	UBS Global Asset Management (Americas) Inc.
1.	Issuer:	Caesars Entertainment Group 8% due 10/01/2020
2.	Date of Purchased:	09/27/2013	3.	Date of offering commenced:	09/27/2013
4.	Underwriter(s) from whom purchased:	Citigroup Global Markets Hldgs
5.	“Affiliated Underwriter” managing or participating in syndicate:	UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:	$5,000,000 (firmwide)
7.	Aggregate principal amount or total number of shares of offering:	$1,000,000,000
8.	Purchase price (net of fees and expenses):	$100.00
9.	Initial public offering price:	$100.00
10.	Commission, spread or profit:	1.364%
11.	Have the following conditions been satisfied?	YES	NO
a.	The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.	X

b.	The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).	X

c.	The securities are reasonable believed to be eligible for resale to other QIBs.	X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.	The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.	X

f.	The underwriting was a firm commitment underwriting.	X

g.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X

h.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.	No Affiliated Underwriter benefited directly or indirectly from the purchase.	X
Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/John Hwang	Date:	9/30/2013
Print Name:	John Hwang

Managed High Yield Plus Fund Inc.

For period ending	November 30, 2013	Exhibit 77O
File number	811-8765

Form 10f-3
Rule 144A Securities
FUND:	Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser:	UBS Global Asset Management (Americas) Inc.
1.	Issuer:	Hercules Offshore Inc. 7.5% due 10/01/2021
2.	Date of Purchased:	09/17/2013	3.	Date of offering commenced:	09/17/2013
4.	Underwriter(s) from whom purchased:	Deutsche Bank
5.	“Affiliated Underwriter” managing or participating in syndicate:	UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:	$2,000,000 (firmwide)
7.	Aggregate principal amount or total number of shares of offering:	$300,000,000
8.	Purchase price (net of fees and expenses):	$100.00
9.	Initial public offering price:	$100.00
10.	Commission, spread or profit:	1.5%
11.	Have the following conditions been satisfied?	YES	NO
a.	The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.	X

b.	The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).	X

c.	The securities are reasonable believed to be eligible for resale to other QIBs.	X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.	The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.	X

f.	The underwriting was a firm commitment underwriting.	X

g.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X

h.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.	No Affiliated Underwriter benefited directly or indirectly from the purchase.	X
Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/John Hwang	Date:	9/18/2013

Print Name:	John Hwang

Managed High Yield Plus Fund Inc.

For period ending	November 30, 2013	Exhibit 77O
File number	811-8765

Form 10f-3
Rule 144A Securities
FUND:			Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser:			UBS Global Asset Management (Americas) Inc.
1.	Issuer:	Mustang Merger Corp. 8.5% due 08/15/2021
2.	Date of Purchased:	08/08/2013		3.	Date of offering commenced:	08/08/2013
4.	Underwriter(s) from whom purchased:			Bank of America
5.	“Affiliated Underwriter” managing or participating in syndicate:					UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:					$8,000,000 (firmwide)
7.	Aggregate principal amount or total number of shares of offering:					$200,000,000
8.	Purchase price (net of fees and expenses):					$100.00
9.	Initial public offering price:					$100.00
10.	Commission, spread or profit:					2.5%
11.	Have the following conditions been satisfied?					YES	NO
	a.			The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.		X

	b.			The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).		X

	c.			The securities are reasonable believed to be eligible for resale to other QIBs.		X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

	e.			The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.		X

	f.			The underwriting was a firm commitment underwriting.		X

	g.			The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.		X

	h.			The issuer of the securities and any predecessor has been in continuous operation for not less than three years.		X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

	j.			No Affiliated Underwriter benefited directly or indirectly from the purchase.		X
Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/John Hwang	Date:	8/12/2013
Print Name:	John Hwang

Approved:	/s/John Hwang	Date:	8/12/2013
Print Name:	John Hwang

8/12/2013

For period ending	November 30, 2013		Exhibit 77O
File number	811-8765
Form 10f-3
Rule 144A Securities
FUND:			Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser:			UBS Global Asset Management (Americas) Inc.
1.	Issuer:	Oasis Petroleum Inc. 6.875% due 03/15/2022
2.	Date of Purchased:	09/10/2013		3.	Date of offering commenced:	09/10/2013
4.	Underwriter(s) from whom purchased:			Wells Fargo Corp.
5.	“Affiliated Underwriter” managing or participating in syndicate:					UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:					$5,000,000 (firmwide)
7.	Aggregate principal amount or total number of shares of offering:					$1,000,000,000
8.	Purchase price (net of fees and expenses):					$100.00
9.	Initial public offering price:					$100.00
10.	Commission, spread or profit:					1.4%
11.	Have the following conditions been satisfied?					YES	NO
	a.			The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.		X

	b.			The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).		X

	c.			The securities are reasonable believed to be eligible for resale to other QIBs.		X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

	e.			The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.		X

	f.			The underwriting was a firm commitment underwriting.		X

	g.			The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.		X

	h.			The issuer of the securities and any predecessor has been in continuous operation for not less than three years.		X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

	j.			No Affiliated Underwriter benefited directly or indirectly from the purchase.		X
Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/John Hwang	Date:	9/16/2013
Print Name:	John Hwang
For period ending	November 30, 2013	Exhibit 77O
File number	811-8765

Form 10f-3
Rule 144A Securities
FUND:	Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser:	UBS Global Asset Management (Americas) Inc.
1.	Issuer:	Oasis Petroleum Inc. 6.875% due 03/15/2022
2.	Date of Purchased:	09/10/2013	3.	Date of offering commenced:	09/10/2013
4.	Underwriter(s) from whom purchased:	Wells Fargo Corp.
5.	“Affiliated Underwriter” managing or participating in syndicate:	UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:	$5,000,000 (firmwide)
7.	Aggregate principal amount or total number of shares of offering:	$1,000,000,000
8.	Purchase price (net of fees and expenses):	$100.00
9.	Initial public offering price:	$100.00
10.	Commission, spread or profit:	1.4%
11.	Have the following conditions been satisfied?	YES	NO
a.	The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.	X

b.	The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).	X

c.	The securities are reasonable believed to be eligible for resale to other QIBs.	X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.	The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.	X

f.	The underwriting was a firm commitment underwriting.	X

g.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X

h.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.	No Affiliated Underwriter benefited directly or indirectly from the purchase.	X
Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/John Hwang	Date:	9/16/2013
Print Name:	John Hwang

Managed High Yield Plus Fund Inc.

For period ending	November 30, 2013		Exhibit 77O
File number	811-8765
Form 10f-3
Rule 144A Securities
FUND:			Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser:			UBS Global Asset Management (Americas) Inc.
1.	Issuer:	BMC Software Finance Inc. 8.125% due 07/15/2021
2.	Date of Purchased:	08/07/2013		3.	Date of offering commenced:	08/07/2013
4.	Underwriter(s) from whom purchased:			CS First Boston Corp
5.	“Affiliated Underwriter” managing or participating in syndicate:					UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:					$3,000,000 (firmwide)
7.	Aggregate principal amount or total number of shares of offering:					$1,625,000,000
8.	Purchase price (net of fees and expenses):					$100.00
9.	Initial public offering price:					$100.00
10.	Commission, spread or profit:					2.25%
11.	Have the following conditions been satisfied?					YES	NO
	a.			The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.		X

	b.			The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).		X

	c.			The securities are reasonable believed to be eligible for resale to other QIBs.		X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

	e.			The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.		X

	f.			The underwriting was a firm commitment underwriting.		X

	g.			The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.		X

	h.			The issuer of the securities and any predecessor has been in continuous operation for not less than three years.		X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

	j.			No Affiliated Underwriter benefited directly or indirectly from the purchase.		X
Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/John Hwang	Date:	8/8/2013
Print Name:	John Hwang
For period ending	November 30, 2013	Exhibit 77O
File number	811-8765

Form 10f-3
Rule 144A Securities
FUND:	Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser:	UBS Global Asset Management (Americas) Inc.
1.	Issuer:	BMC Software Finance Inc. 8.125% due 07/15/2021
2.	Date of Purchased:	08/07/2013	3.	Date of offering commenced:	08/07/2013
4.	Underwriter(s) from whom purchased:	CS First Boston Corp
5.	“Affiliated Underwriter” managing or participating in syndicate:	UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:	$3,000,000 (firmwide)
7.	Aggregate principal amount or total number of shares of offering:	$1,625,000,000
8.	Purchase price (net of fees and expenses):	$100.00
9.	Initial public offering price:	$100.00
10.	Commission, spread or profit:	2.25%
11.	Have the following conditions been satisfied?	YES	NO
a.	The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.	X

b.	The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).	X

c.	The securities are reasonable believed to be eligible for resale to other QIBs.	X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.	The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.	X

f.	The underwriting was a firm commitment underwriting.	X

g.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X

h.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.	No Affiliated Underwriter benefited directly or indirectly from the purchase.	X
Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/John Hwang	Date:	8/8/2013
Print Name:	John Hwang

Managed High Yield Plus Fund Inc.

For period ending	November 30, 2013		Exhibit 77O
File number	811-8765
Form 10f-3
Rule 144A Securities
FUND:			Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser:			UBS Global Asset Management (Americas) Inc.
1.	Issuer:	ABC Supply Co Inc. 5.625% due 04/15/2021
2.	Date of Purchased:	04/04/2013		3.	Date of offering commenced:	04/04/2013
4.	Underwriter(s) from whom purchased:			Deutsche Bank Securities
5.	“Affiliated Underwriter” managing or participating in syndicate:					UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:					$1,750,000 (firmwide)
7.	Aggregate principal amount or total number of shares of offering:					$500,000,000
8.	Purchase price (net of fees and expenses):					$100.00
9.	Initial public offering price:					$100.00
10.	Commission, spread or profit:					2%
11.	Have the following conditions been satisfied?					YES	NO
	a.			The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.		X

	b.			The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).		X

	c.			The securities are reasonable believed to be eligible for resale to other QIBs.		X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

	e.			The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.		X

	f.			The underwriting was a firm commitment underwriting.		X

	g.			The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.		X

	h.			The issuer of the securities and any predecessor has been in continuous operation for not less than three years.		X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

	j.			No Affiliated Underwriter benefited directly or indirectly from the purchase.		X
Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/John Hwang	Date:	4/22/2013
Print Name:	John Hwang
For period ending	November 30, 2013	Exhibit 77O
File number	811-8765

Form 10f-3
Rule 144A Securities
FUND:	Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser:	UBS Global Asset Management (Americas) Inc.
1.	Issuer:	ABC Supply Co Inc. 5.625% due 04/15/2021
2.	Date of Purchased:	04/04/2013	3.	Date of offering commenced:	04/04/2013
4.	Underwriter(s) from whom purchased:	Deutsche Bank Securities
5.	“Affiliated Underwriter” managing or participating in syndicate:	UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:	$1,750,000 (firmwide)
7.	Aggregate principal amount or total number of shares of offering:	$500,000,000
8.	Purchase price (net of fees and expenses):	$100.00
9.	Initial public offering price:	$100.00
10.	Commission, spread or profit:	2%
11.	Have the following conditions been satisfied?	YES	NO
a.	The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.	X

b.	The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).	X

c.	The securities are reasonable believed to be eligible for resale to other QIBs.	X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.	The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.	X

f.	The underwriting was a firm commitment underwriting.	X

g.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X

h.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.	No Affiliated Underwriter benefited directly or indirectly from the purchase.	X
Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/John Hwang	Date:	4/22/2013
Print Name:	John Hwang

Managed High Yield Plus Fund Inc.

For period ending	November 30, 2013		Exhibit 77O
File number	811-8765
Form 10f-3
Rule 144A Securities
FUND:			Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser:			UBS Global Asset Management (Americas) Inc.
1.	Issuer:	Cequel Com Hldg 5.125% due 12/15/2021
2.	Date of Purchased:	05/13/2013		3.	Date of offering commenced:	05/13/2013
4.	Underwriter(s) from whom purchased:			CS First Boston
5.	“Affiliated Underwriter” managing or participating in syndicate:					UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:					$7,000,000.00 (firmwide)
7.	Aggregate principal amount or total number of shares of offering:					$750,000,000
8.	Purchase price (net of fees and expenses):					$100.00
9.	Initial public offering price:					$100.00
10.	Commission, spread or profit:					.075%
11.	Have the following conditions been satisfied?					YES	NO
	a.			The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.		X

	b.			The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).		X

	c.			The securities are reasonable believed to be eligible for resale to other QIBs.		X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

	e.			The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.		X

	f.			The underwriting was a firm commitment underwriting.		X

	g.			The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.		X

	h.			The issuer of the securities and any predecessor has been in continuous operation for not less than three years.		X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

	j.			No Affiliated Underwriter benefited directly or indirectly from the purchase.		X
Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/John Hwang	Date:	5/16/2013
Print Name:	John Hwang
For period ending	November 30, 2013	Exhibit 77O
File number	811-8765

Form 10f-3
Rule 144A Securities
FUND:	Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser:	UBS Global Asset Management (Americas) Inc.
1.	Issuer:	Cequel Com Hldg 5.125% due 12/15/2021
2.	Date of Purchased:	05/13/2013	3.	Date of offering commenced:	05/13/2013
4.	Underwriter(s) from whom purchased:	CS First Boston
5.	“Affiliated Underwriter” managing or participating in syndicate:	UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:	$7,000,000.00 (firmwide)
7.	Aggregate principal amount or total number of shares of offering:	$750,000,000
8.	Purchase price (net of fees and expenses):	$100.00
9.	Initial public offering price:	$100.00
10.	Commission, spread or profit:	.075%
11.	Have the following conditions been satisfied?	YES	NO
a.	The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.	X

b.	The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).	X

c.	The securities are reasonable believed to be eligible for resale to other QIBs.	X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.	The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.	X

f.	The underwriting was a firm commitment underwriting.	X

g.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X

h.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.	No Affiliated Underwriter benefited directly or indirectly from the purchase.	X
Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/John Hwang	Date:	5/16/2013
Print Name:	John Hwang